EXHIBIT 10.3


                              P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)


                                TABLE OF CONTENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                         PAGE
                                                                        NUMBER
                                                                        ------


Independent Auditor's Report                                              2

Consolidated Financial Statements:
   Balance sheet                                                          3
   Operations and accumulated deficit                                     4
   Cash flows                                                             5
   Notes to consolidated financial statements                          6 to 10

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


Board of Directors
P2i Newspaper, Inc.
  (a wholly-owned subsidiary of P2i, Inc.)
Bethlehem, PA

We have audited the accompanying consolidated balance sheet of P2i Newspaper, Inc. (a wholly-owned subsidiary of P2i, Inc.) as December 31, 2002 and 2001, and the related consolidated statements of operations and accumulated deficit, and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of P2i Newspaper, Inc. as December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company incurred net losses of $954,699 and $382,547 during the years ended December 31, 2002 and 2001, respectively. As discussed in Note 1 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                  /s/ MARGOLIS & COMPANY P.C.
                                                  ---------------------------
                                                  Certified Public Accountants


Bala Cynwyd, PA
October 30, 2003


                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

                           CONSOLIDATED BALANCE SHEET


                                                                 DECEMBER 31,
                                                             2002           2001
                                                         -----------    -----------

                                     ASSETS
Current assets:
   Cash                                                  $    22,231    $     4,013
   Accounts receivable                                       188,405           --
   Prepaid expenses and other current assets                   2,508          2,281
                                                         -----------    -----------

           Total current assets                              213,144          6,294

Property and equipment, net                                  256,341        244,801

Debt issuance costs, net of accumulated
   amortization of $59,019 at December 31, 2002               56,981           --

Deposits                                                        --            4,368
                                                         -----------    -----------

                                                         $   526,466    $   255,463
                                                         ===========    ===========



                    LIABILITIES AND STOCKHOLDER'S DEFICIENCY

Current liabilities:
   Current portion of obligations under capital leases   $    22,258    $    23,713
   Accounts payable and accrued expenses                     291,284         41,690
   Notes payable, ProtoSource Corporation                  1,045,280         50,000
   Due to P2i, Inc.                                          418,039        416,471
   Due to related company                                     76,434         73,461
                                                         -----------    -----------

           Total current liabilities                       1,853,295        605,335
                                                         -----------    -----------

Obligations under capital leases, non-current portion         10,417         32,675
                                                         -----------    -----------

Stockholder's deficiency:
   Common stock, no par value; 1,000 shares
     authorized, 100 shares issued and outstanding              --             --
   Accumulated deficit                                    (1,337,246)      (382,547)
                                                         -----------    -----------

                                                          (1,337,246)      (382,547)
                                                         -----------    -----------

                                                         $   526,466    $   255,463
                                                         ===========    ===========


The notes to consolidated financial statements are an integral part of the above statement.

- 3 -


                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

          CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT


                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                     2002               2001
                                                 -----------        -----------


Net revenues                                     $ 1,050,293        $ 1,023,291


Cost of revenues                                     956,793            606,883
                                                 -----------        -----------


Gross profit                                          93,500            416,408
                                                 -----------        -----------


Operating expenses:
   General and administrative                        372,444            240,560
   Sales and marketing                               298,335            406,412
   Research and development                          181,952             81,784
   Depreciation                                      101,465             63,396
                                                 -----------        -----------

                                                     954,196            792,152
                                                 -----------        -----------

Operating loss                                      (860,696)          (375,744)
                                                 -----------        -----------

Other expenses:
   Interest expense                                   89,213              5,717
   Other expenses                                      4,790              1,086
                                                 -----------        -----------

                                                      94,003              6,803
                                                 -----------        -----------

Net loss                                            (954,699)          (382,547)


Accumulated deficit, beginning                      (382,547)              --
                                                 -----------        -----------


Accumulated deficit, ending                      ($1,337,246)       ($  382,547)
                                                 ===========        ===========



The notes to consolidated financial statements are an integral part of the above statement.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                YEAR ENDED
                                                               DECEMBER 31,
                                                            2002         2001
                                                         ---------    ---------

                           INCREASE (DECREASE) IN CASH

Cash flows from operating activities:
   Net loss                                              ($954,699)   ($382,547)
   Adjustments to reconcile net loss to net cash
       (used in) operating activities:
     Depreciation and amortization                         101,465       63,396
     Amortization of debt issuance costs                    59,019         --
     (Increase) decrease in operating assets:
       Accounts receivable                                (188,405)        --
       Prepaid expenses and other current assets              (227)      (2,281)
       Deposits                                              4,368       (4,368)
     Increase in operating liabilities:
       Accounts payable and accrued expenses               249,594       41,690
                                                         ---------    ---------

           Net cash (used in) operating activities        (728,885)    (284,110)
                                                         ---------    ---------

Cash flows from investing activities:
   Acquisitions of property and equipment                 (113,005)    (245,349)
                                                         ---------    ---------

           Net cash (used in) investing activities        (113,005)    (245,349)
                                                         ---------    ---------

Cash flows from financing activities:
   Net borrowings from ProtoSource Corporation             995,280       50,000
   Net change in amount due to P2i, Inc.                     1,568      416,471
   Payments on capital lease obligations                   (23,713)      (6,460)
   Net change in amount due related company                  2,973       73,461
   Debt issuance costs incurred                           (116,000)        --
                                                         ---------    ---------

           Net cash provided by financing activities       860,108      533,472
                                                         ---------    ---------

Net increase in cash                                        18,218        4,013

Cash at beginning of year                                    4,013         --
                                                         ---------    ---------
Cash at end of year                                      $  22,231    $   4,013
                                                         =========    =========

                SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
   Interest                                              $   8,439    $   3,850
                                                         ---------    ---------


     SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Capital lease obligation incurred
   to acquire property and equipment                     $    --      $  62,848
                                                         =========    =========


The notes to consolidated financial statements are an integral part of the above statement.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


1.   Nature of Business and Summary of Significant Accounting Policies
     -----------------------------------------------------------------

     Nature of business - P2i Newspaper, Inc. ("the Company") is principally engaged in the conversion of text and graphics from print to interactive Web content. Its clients include newspaper groups located in the United States and the United Kingdom. The Company is headquartered in Bethlehem, Pennsylvania and has a west coast sales office in California and a data conversion center located in Kuala Lumpur, Malaysia.

     The Company, a Delaware corporation, was incorporated in August 2002. During September, 2002, the Company issued 100 shares of common stock to its parent, P2i, Inc. ("P2i") in exchange for P2i's assets relating to the newspaper business (principally patents, Internet domain and trade names, the newspaper-related customer base, technology and use of the production facility in Malaysia). In addition, newspaper employees were transferred from P2i, Inc. to the Company.

     Basis of consolidation - The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, P2i Online SDN BHD, a Malaysian corporation (incorporated December 7, 2000). The consolidated financial statements also include the activity of P2i, Inc.'s Newspaper Division for 2001, and from January 1, 2002 through September 30, 2002. This activity has been extracted from the books and records of P2i, Inc. and includes all revenues and associated costs attributable to the conversion of print to Web content for newspaper customers, and either direct or allocated operating expenses of the Newspaper Division. All significant intercompany accounts and transactions have been eliminated.

     Basis of presentation - The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flows to meet its obligations on a timely basis, to obtain additional financing as may be required, and to generate revenues to a level where the Company becomes profitable. Additionally, the Company has experienced extreme cash liquidity shortfalls from operations.

     The Company's continued existence is dependent upon its ability to achieve its operating plan. Management's plans include the following:

          o In February, 2003, the Company signed an Agreement and Plan of Merger with ProtoSource Corporation ("ProtoSource") to allow ProtoSource to acquire P2i Newspaper, Inc. in exchange for a controlling interest in ProtoSource.

          o Obtaining additional working capital through the sale of common stock or debt securities.

     If management cannot achieve the above objectives, the Company may find it necessary to dispose of assets, or undertake other actions as may be appropriate.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


1.   Nature of Business and Summary of Significant Accounting Policies -
     Continued
     -------------------------------------------------------------------

     Revenue recognition - The Company recognizes service revenue when persuasive evidence of an arrangement exists, services are performed, the price of the transaction is fixed and determinable, and collectibility is reasonably assured.

     Use of estimates - The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Accounts receivable - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

     Property and equipment and depreciation - Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets.

     Capitalized software costs - The Company accounts for software development costs in accordance with Statement of Position 98-1 "Accounting for Costs of Computer Software Developed or Obtained for Internal Use", which provides that costs incurred in the preliminary project stage be expensed as incurred and cost incurred during the application development stage be capitalized. Internally developed software is amortized using the straight-line method over three years after the software is placed in service.

     Amortization - Debt issuance costs are being amortized using the straight-line method over one year.

     Foreign currency translation - For foreign currencies whose functional currency is the local currency, balance sheet accounts are translated at exchange rates in effect at the end of the year and income statement accounts are translated at the average exchange rates for the year. Translation gains or losses are included in other comprehensive income
     (loss) and are presented as a separate component of stockholders' equity (deficit). Transaction gains and losses are reflected in operations. There were no translation gains or losses in 2002 or 2001, as the exchange rate for the local Malaysian currency (the Ringgit Malaysia, "RM") was fixed at
     3.8 RM to 1 U.S. Dollar.

     Income taxes - Deferred income taxes are provided for temporary differences between the financial reporting and tax basis of assets and liabilities using enacted tax laws and rates for the years when the differences are expected to reverse.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


2.   Proposed Acquisition
     --------------------

     On February 13, 2003, the Company announced an agreement and Plan of Merger to transfer all of its outstanding capital stock to ProtoSource, in exchange for the issuance of up to 19,383,531 shares of ProtoSource common stock and satisfaction of the existing debt to ProtoSouce (the "Agreement").

     The 19,383,531 shares will be reduced by the number of shares equal to the total fees incurred to audit the financial statements of the Company, divided by $0.50 (the "Adjusted Shares"). The P2i Newspaper shareholders shall receive 10 shares of ProtoSource common stock for each $1.00 of gross income (as defined in the Agreement) earned by P2i Newspaper during calendar years 2003-2005, calculated quarterly, up to the total number of Adjusted Shares. The Adjusted Shares shall be subject to a three-year lock-up, which may be released upon the stock price and volume reaching established thresholds.

     ProtoSource loaned the Company $50,000 in 2001, $995,280 in 2002, and $348,673 between January 1, 2003 and September 30, 2003. The loans to P2i are in the form of demand notes which, in the event that the merger does not get completed, will be due on demand. The notes accrue interest at the rate of 8% per annum. The ultimate repayment of the debt is highly dependent upon the completion of the merger. The closing of this Agreement is subject to approval by the shareholders of ProtoSource and P2i Newspaper, and other customary terms and conditions. After the acquisition, P2i Newspaper will become a wholly-owned subsidiary of ProtoSource.

3.   Property and Equipment
     ----------------------

                                                       2002          2001
                                                     --------      --------

     Software - internally developed                 $200,664      $101,241
     Computer equipment                               179,622       166,173
     Automobile                                        24,395        24,395
     Office equipment and furniture                    16,480        16,388
                                                     --------      --------
                                                      421,161       308,197
     Less: accumulated depreciation                   164,820        63,396
                                                     --------      --------

                                                     $256,341      $244,801
                                                     ========      ========


     Included in property and equipment is equipment acquired under capital leases with a cost of $62,848 at December 31, 2002 and 2001, and accumulated amortization of $33,767 and $14,444 at December 31, 2002 and 2001, respectively.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


4.   Commitments and Contingencies
     -----------------------------

     Capital Leases
     --------------

     The Company leases certain equipment under noncancellable capital leases.

     The following is a schedule of future minimum lease payments at December 31, 2002 under the Company's capital leases (together with the present value of minimum lease payments):


                  2003                                             $25,383
                  2004                                              11,837
                                                                  --------
     Total minimum lease payments                                   37,220
     Less amount representing interest                              (4,545)
                                                                  --------

     Present value of net minimum lease payments                    32,675
     Less current portion                                           22,258
                                                                  --------

     Non-current portion                                          $ 10,417
                                                                  ========


     Operating Leases
     ----------------

     The Company leases its headquarters in Pennsylvania (from P2i, Inc.) under a sublease agreement, where the Company is responsible for 50% of the total rent due for the office space. Rent expense charged to operations amounted to approximately $19,700 and $25,800 for the years ended December 31, 2002 and 2001, respectively.

     Future minimum lease payments due under operating leases are as follows:


                  2003                                            $ 35,793
                  2004                                              36,563
                  2005                                              37,333
                  2006                                              38,104
                  2007                                              38,875
               Thereafter                                           39,433
                                                                  --------

                                                                  $226,101
                                                                  ========

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


5.   Income Taxes
     ------------

     The Company files its U.S. tax return as part of a consolidated group with P2i, Inc. The following represents the Company's portion of deferred income taxes as of December 31:

                                                     2002           2001
                                                  ---------      ---------

     Net operating loss carryforwards             $ 400,000      $ 115,000
     Less valuation allowance                      (400,000)      (115,000)
                                                  ---------      ---------

                                                  $    --        $    --
                                                  =========      =========


     The Company has assessed its past earnings history and trends and expiration dates of carryforwards and has determined that it is more likely than not that no deferred tax assets will be realized, and thus has provided valuation allowances of $400,000 and $115,000 at December 31, 2002 and 2001, respectively.

     At December 31, 2002, the Company had federal and foreign net operating loss carryforwards of approximately $300,000 and $1,000,000, respectively. The federal net operating loss carryforwards begin to expire in 2022.

6.   Due to P2i, Inc. and Related Company
     ------------------------------------

     Due to related company represents advances received from P2i Ltd, UK. Advances from P2i, Inc. and P2i Ltd, UK are interest free and are due on demand.

7.   Significant Customers
     ---------------------

     A significant portion of net revenues was earned from certain customers in 2002 and 2001. Sales to these customers were as follows:

                Customer                             2002             2001
                --------                             ----             ----

                    A                                 14%              17%
                    B                                 12%               6%
                    C                                  8%              13%
                    D                                  4%              12%


     Accounts receivable included approximately $73,000 due from the above major customers at December 31, 2002.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

                                TABLE OF CONTENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002




                                                                          PAGE
                                                                         NUMBER
                                                                         ------


Independent Accountants' Compilation Report                                 2

Consolidated Financial Statements:
   Balance sheet                                                            3
   Operations and accumulated deficit                                       4
   Cash flows                                                               5
   Notes to consolidated financial statements                            6 to 10

Board of Directors
P2i Newspaper, Inc.
  (a wholly-owned subsidiary of P2i, Inc.)
Bethlehem, PA

We have compiled the accompanying consolidated balance sheet of P2i Newspaper, Inc. (a wholly-owned subsidiary of P2i, Inc.) as September 30, 2003 and 2002, and the related consolidated statements of operations and accumulated deficit, and of cash flows for the nine-month periods then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.






                                           /s/ MARGOLIS & COMPANY P.C.
                                           ---------------------------
                                           Certified Public Accountants





Bala Cynwyd, PA
December 22, 2003


                                P2i NEWSPAPER, INC.
                     (a wholly-owned subsidiary of P2i, Inc.)

                            CONSOLIDATED BALANCE SHEET
                       (see accountants' compilation report)


                                                                 SEPTEMBER 30,
                                                             2003           2002
                                                         -----------    -----------

                                      ASSETS
Current assets:
   Cash                                                  $    14,794    $     3,260
   Accounts receivable                                       198,148         85,837
   Prepaid expenses and other current assets                   8,167          3,926
                                                         -----------    -----------

           Total current assets                              221,109         93,023

Property and equipment, net                                  206,785        298,140

Debt issuance costs, net of accumulated
   amortization of $131,459 and $33,270 at
   September 30, 2003 and 2002, respectively                  36,541         46,980

Deposits                                                       7,500           --
                                                         -----------    -----------

                                                         $   471,935    $   438,143
                                                         ===========    ===========



                     LIABILITIES AND STOCKHOLDER'S DEFICIENCY

Current liabilities:
   Current portion of obligations under capital leases   $    26,452    $    22,986
   Accounts payable and accrued expenses                     464,990        101,772
   Notes payable, ProtoSource Corporation                  1,393,953        829,400
   Due to P2i, Inc.                                          193,758        392,144
   Due to related company                                     72,231         71,336
                                                         -----------    -----------

           Total current liabilities                       2,151,384      1,417,638
                                                         -----------    -----------

Obligations under capital leases, non-current portion         27,085         15,618
                                                         -----------    -----------

Stockholder's deficiency:
   Common stock, no par value; 1,000 shares
     authorized, 100 shares issued and outstanding              --             --
   Accumulated deficit                                    (1,706,534)      (995,113)
                                                         -----------    -----------

                                                          (1,706,534)      (995,113)
                                                         -----------    -----------

                                                         $   471,935    $   438,143
                                                         ===========    ===========


See accompanying notes to consolidated financial statements.

- 3 -


                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

          CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      (see accountants' compilation report)


                                                        NINE MONTHS ENDED
                                                          SEPTEMBER 30,
                                                     2003               2002
                                                 -----------        -----------


Net revenues                                     $ 1,081,077        $   933,495


Cost of revenues                                     677,076            767,216
                                                 -----------        -----------


Gross profit                                         404,001            166,279
                                                 -----------        -----------


Operating expenses:
   General and administrative                        307,743            263,309
   Sales and marketing                               182,388            258,206
   Research and development                           81,850            183,070
   Depreciation                                      110,893             46,084
                                                 -----------        -----------

                                                     682,874            750,669
                                                 -----------        -----------

Operating loss                                      (278,873)          (584,390)
                                                 -----------        -----------

Other expenses:
   Interest expense                                   80,803             24,675
   Other expenses                                      9,612              3,501
                                                 -----------        -----------

                                                      90,415             28,176
                                                 -----------        -----------

Net loss                                            (369,288)          (612,566)


Accumulated deficit, beginning                    (1,337,246)          (382,547)
                                                 -----------        -----------


Accumulated deficit, ending                      ($1,706,534)       ($  995,113)
                                                 ===========        ===========


See accompanying notes to consolidated financial statements.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      (see accountants' compilation report)


                                                            NINE MONTHS ENDED
                                                              SEPTEMBER 30,
                                                            2003         2002
                                                         ---------    ---------

                           INCREASE (DECREASE) IN CASH

Cash flows from operating activities:
   Net loss                                             ($ 369,288)   ($612,566)
   Adjustments to reconcile net loss to net cash
       (used in) operating activities:
     Depreciation and amortization                         110,893       46,084
     Amortization of debt issuance costs                    72,440       33,270
     (Increase) decrease in operating assets:
       Accounts receivable                                  (9,743)     (85,837)
       Prepaid expenses and other current assets            (5,659)      (1,645)
       Deposits                                             (7,500)       4,368
     Increase in operating liabilities:
       Accounts payable and accrued expenses               173,706       60,082
                                                         ---------    ---------

           Net cash (used in) operating activities         (35,151)    (556,244)
                                                         ---------    ---------

Cash flows from investing activities:
   Acquisitions of property and equipment                   (2,854)     (99,423)
                                                         ---------    ---------

           Net cash (used in) investing activities          (2,854)     (99,423)
                                                         ---------    ---------

Cash flows from financing activities:
   Net borrowings from ProtoSource Corporation             348,673      779,400
   Net change in amount due to P2i, Inc.                  (224,281)     (24,327)
   Payments on capital lease obligations                   (37,621)     (17,784)
   Net change in amount due related company                 (4,203)      (2,125)
   Debt issuance costs incurred                            (52,000)     (80,250)
                                                         ---------    ---------

           Net cash provided by financing activities        30,568      654,914
                                                         ---------    ---------

Net decrease in cash                                        (7,437)        (753)

Cash at beginning of period                                 22,231        4,013
                                                         ---------    ---------

Cash at end of period                                    $  14,794    $   3,260
                                                         =========    =========

               SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:
   Interest                                              $   7,381    $   2,888
                                                         ---------    ---------
   Income taxes                                          $    --      $    --
                                                         ---------    ---------


     SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Capital lease obligation incurred
   to acquire property and equipment                     $  58,483    $    --
                                                         ---------    ---------


See accompanying notes to consolidated financial statements.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                      (see accountants' compilation report)


1.   Nature of Business and Summary of Significant Accounting Policies
     -----------------------------------------------------------------

     Nature of business - P2i Newspaper, Inc. ("the Company") is principally engaged in the conversion of text and graphics from print to interactive Web content. Its clients include newspaper groups located in the United States and the United Kingdom. The Company is headquartered in Bethlehem, Pennsylvania and has a west coast sales office in California and a data conversion center located in Kuala Lumpur, Malaysia.

     The Company, a Delaware corporation, was incorporated in August 2002. During September, 2002, the Company issued 100 shares of common stock to its parent, P2i, Inc. ("P2i") in exchange for P2i's assets relating to the newspaper business (principally patents, Internet domain and trade names, the newspaper-related customer base, technology and use of the production facility in Malaysia). In addition, newspaper employees were transferred from P2i, Inc. to the Company.

     Basis of consolidation - The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, P2i Online SDN BHD, a Malaysian corporation (incorporated December 7, 2000). The consolidated financial statements also include the activity of P2i, Inc.'s Newspaper Division from January 1, 2002 through September 30, 2002. This activity has been extracted from the books and records of P2i, Inc. and includes all revenues and associated costs attributable to the conversion of print to Web content for newspaper customers, and either direct or allocated operating expenses of the Newspaper Division. All significant intercompany accounts and transactions have been eliminated.

     Basis of presentation - The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flows to meet its obligations on a timely basis, to obtain additional financing as may be required, and to generate revenues to a level where the Company becomes profitable. Additionally, the Company has experienced extreme cash liquidity shortfalls from operations.

     The Company's continued existence is dependent upon its ability to achieve its operating plan. Management's plans include the following:

          o In February, 2003, the Company signed an Agreement and Plan of Merger with ProtoSource Corporation ("ProtoSource") to allow ProtoSource to acquire P2i Newspaper, Inc. in exchange for a controlling interest in ProtoSource.

          o Obtaining additional working capital through the sale of common stock or debt securities.

     If management cannot achieve the above objectives, the Company may find it necessary to dispose of assets, or undertake other actions as may be appropriate.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                      (see accountants' compilation report)


1.   Nature of Business and Summary of Significant Accounting Policies -
     Continued
     -------------------------------------------------------------------

     Revenue recognition - The Company recognizes service revenue when persuasive evidence of an arrangement exists, services are performed, the price of the transaction is fixed and determinable, and collectibility is reasonably assured.

     Use of estimates - The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Accounts receivable - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

     Property and equipment and depreciation - Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets.

     Capitalized software costs - The Company accounts for software development costs in accordance with Statement of Position 98-1 "Accounting for Costs of Computer Software Developed or Obtained for Internal Use", which provides that costs incurred in the preliminary project stage be expensed as incurred and cost incurred during the application development stage be capitalized. Internally developed software is amortized using the straight-line method over three years after the software is placed in service.

     Amortization - Debt issuance costs are being amortized using the straight-line method over one year.

     Foreign currency translation - For foreign currencies whose functional currency is the local currency, balance sheet accounts are translated at exchange rates in effect at the end of the year and income statement accounts are translated at the average exchange rates for the year. Translation gains or losses are included in other comprehensive income
     (loss) and are presented as a separate component of stockholders' equity (deficit). Transaction gains and losses are reflected in operations. There were no translation gains or losses in 2003 or 2002, as the exchange rate for the local Malaysian currency (the Ringgit Malaysia, "RM") was fixed at
     3.8 RM to 1 U.S. Dollar.

     Income taxes - Deferred income taxes are provided for temporary differences between the financial reporting and tax basis of assets and liabilities using enacted tax laws and rates for the years when the differences are expected to reverse.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                      (see accountants' compilation report)


2.   Proposed Acquisition
     --------------------

     On February 13, 2003, the Company announced an agreement and Plan of Merger to transfer all of its outstanding capital stock to ProtoSource, in exchange for the issuance of up to 19,383,531 shares of ProtoSource common stock and satisfaction of the existing debt to ProtoSouce (the "Agreement").

     The 19,383,531 shares will be reduced by the number of shares equal to the total fees incurred to audit the financial statements of the Company, divided by $0.50 (the "Adjusted Shares"). The P2i Newspaper shareholders shall receive 10 shares of ProtoSource common stock for each $1.00 of gross income (as defined in the Agreement) earned by P2i Newspaper during calendar years 2003-2005, calculated quarterly, up to the total number of Adjusted Shares. The Adjusted Shares shall be subject to a three-year lock-up, which may be released upon the stock price and volume reaching established thresholds.

     ProtoSource loaned the Company $50,000 in 2002, $995,280 in 2002, and $348,673 between January 1, 2003 and September 30, 2003. The loans to P2i are in the form of demand notes which, in the event that the merger does not get completed, will be due on demand. The notes accrue interest at the rate of 8% per annum. The ultimate repayment of the debt is highly dependent upon the completion of the merger. The closing of this Agreement is subject to approval by the shareholders of ProtoSource and P2i Newspaper, and other customary terms and conditions. After the acquisition, P2i Newspaper will become a wholly-owned subsidiary of ProtoSource.

3.   Property and Equipment
     ----------------------

                                                       2003          2002
                                                     --------      --------

     Software - internally developed                 $200,664      $200,664
     Computer equipment                               240,959       166,173
     Automobile                                        24,395        24,395
     Office equipment and furniture                    16,480        16,388
                                                     --------      --------
                                                      482,498       407,620
     Less: accumulated depreciation                   275,713       109,480
                                                     --------      --------

                                                     $206,785      $298,140
                                                     ========      ========


     Included in property and equipment is equipment acquired under capital leases with a cost of $121,331 and $62,848 at September 31, 2003 and 2002, and accumulated amortization of $36,204 and $28,936 at September 31, 2003 and 2002, respectively.

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                      (see accountants' compilation report)


4.   Commitments and Contingencies
     -----------------------------

     Capital Leases
     --------------

     The Company leases certain equipment under noncancellable capital leases.

     The following is a schedule of future annual minimum lease payments at September 30, 2003 under the Company's capital leases (together with the present value of minimum lease payments):

                 2004                                              $35,988
                 2005                                               29,990
                                                                  --------
     Total minimum lease payments                                   65,978
     Less amount representing interest                             (12,441)
                                                                  --------

     Present value of net minimum lease payments                    53,537
     Less current portion                                           26,452
                                                                  --------

     Non-current portion                                          $ 27,085
                                                                  ========


     Operating Leases
     ----------------

     The Company leases its headquarters in Pennsylvania (from P2i, Inc.) under a sublease agreement, where the Company is responsible for 50% of the total rent due for the office space. Rent expense charged to operations amounted to approximately $27,000 and $15,000 for the nine months ended September 30, 2003 and 2002, respectively.

     Future annual minimum lease payments due under operating leases are as follows:


                 2004                                             $ 35,598
                 2005                                               36,366
                 2006                                               37,139
                 2007                                               37,913
                 2008                                               38,682
              Thereafter                                             6,181
                                                                  --------

                                                                  $191,879
                                                                  ========

                               P2i NEWSPAPER, INC.
                    (a wholly-owned subsidiary of P2i, Inc.)
                     ======================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                      (see accountants' compilation report)


5.   Income Taxes
     ------------

     The Company files its U.S. tax return as part of a consolidated group with P2i, Inc. The following represents the Company's portion of deferred income taxes as of September 30:


                                                     2003           2002
                                                  ---------      ---------

     Net operating loss carryforwards             $ 500,000      $ 300,000
     Less valuation allowance                      (500,000)      (300,000)
                                                  ---------      ---------

                                                  $    --        $    --
                                                  =========      =========


     The Company has assessed its past earnings history and trends and expiration dates of carryforwards and has determined that it is more likely than not that no deferred tax assets will be realized, and thus has provided valuation allowances of $500,000 and $300,000 at September 30, 2003 and 2002, respectively.

     At September 30, 2003, the Company had federal and foreign net operating loss carryforwards of approximately $300,000 and $1,000,000, respectively. The federal net operating loss carryforwards begin to expire in 2022.

6.   Due to P2i, Inc. and Related Company
     ------------------------------------

     Due to related company represents advances received from P2i Ltd, UK. Advances from P2i, Inc. and P2i Ltd, UK are interest free and are due on demand.

7.   Significant Customers
     ---------------------

     A significant portion of net revenues was earned from certain customers in 2003 and 2002. Sales to these customers were as follows:


             Customer                                2003             2002
             --------                                ----             ----

                 A                                    40%              29%
                 B                                    17%               9%
                 C                                     4%              12%


     Accounts receivable included approximately $104,000 due from the above major customers at September 30, 2003.




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